Exhibit 10.26

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of August 31, 2015 by and among RECRO PHARMA LLC, a Delaware limited liability company (the “Borrower”) and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

WHEREAS, the Borrower and the Lender entered into a Credit Agreement, dated as of March 7, 2015, as amended by a certain First Amendment to Credit Agreement, dated as of April 10, 2015, a certain Second Amendment to Credit Agreement, dated as of April 27, 2015 and a certain Third Amendment to Credit Agreement, dated as of July 9, 2015 (as so amended, the “Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lender; and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.Amendment to Section 1.1.

(a)

The definition of “Recro Ireland Disposition” is hereby amended by replacing “August 31, 2015” with the phrase “September 30, 2015 (or such later date as may be agreed by the Lender in its sole discretion)”.

(b)	The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting “the Fourth Amendment,” immediately after the phrase “the Third Amendment,”.

3.Amendment to Section 7.15(a). Section 7.15(a) of the Credit Agreement is hereby amended by replacing “August 31, 2015” with the phrase “September 30, 2015 (or such later date as may be agreed by the Lender in its sole discretion)”.

4.Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lender and the Borrower of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Lender and the Borrower.

5.Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Lender (including, without limitation, the reasonable fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

6.No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7.Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

RECRO GAINESVILLE LLC
as the Borrower

By: /s/ Charles Garner
Name: Charles Garner
Title: Chief Financial Officer

ORBIMED ROYALTY OPPORTUNITIES II, IP,
as the Lender

By OrbiMed ROF II LLC,
its General Partner

By OrbiMed Advisors LLC,
its Managing Member

By: /s/ Samuel D. Isaly
Name:  Samuel D. Isaly
Title: Managing Member

Signature Page to Fourth Amendment to Credit Agreement